UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 7, 2023

CHASE CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	1-9852	11-1797126
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 University Avenue, Westwood, Massachusetts 02090

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (781) 332-0700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.10 par value	CCF	NYSE American

Section 5 - Corporate Governance and Management

Item 5.07 — Submission of Matters to a Vote of Security Holders

The 2023 Annual Meeting of Shareholders of Chase Corporation was held on February 7, 2023.  The following proposals were voted on at the 2023 Annual Meeting.  Each proposal is more fully described in the Company’s Definitive Proxy Statement for the 2023 Annual Meeting, as filed with the SEC on December 22, 2022.

Proposal 1 — For the election of nominees for the Board of Directors.  The ten nominees named in the Company’s Definitive Proxy Statement were elected as Directors, to serve until the 2024 Annual Meeting of Shareholders, with the following votes:

Name of Director	In Favor	Votes Withheld	Broker Non-Votes
Adam P. Chase	8,014,513	175,726	607,339
Peter R. Chase	7,894,628	295,611	607,339
Mary Claire Chase	7,875,853	314,386	607,339
Thomas D. DeByle	8,037,487	152,752	607,339
John H. Derby III	8,036,478	153,761	607,339
Chad A. McDaniel	7,957,947	232,292	607,339
Dana Mohler-Faria	8,027,140	163,099	607,339
Ellen Rubin	7,942,718	247,521	607,339
Joan Wallace-Benjamin	8,040,710	149,529	607,339
Thomas Wroe, Jr.	8,008,673	181,566	607,339

Proposal 2 — A non-binding, advisory vote to approve the executive compensation of our named executive officers. Although this vote is non-binding on the Company or the Board of Directors, the voting results will be reviewed and considered when making future decisions regarding the Company’s executive compensation program. The proposal passed with the following votes:

In Favor	Votes Against	Abstentions	Broker Non-Votes
7,838,639	339,449	12,151	607,339

Proposal 3 — For the ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2023.  The proposal passed with the following votes:

In Favor	Votes Against	Abstentions
8,782,284	323	14,971

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Chase Corporation

Dated: February 9, 2023	By:	/s/ Michael J. Bourque
Michael J. Bourque
Treasurer and Chief Financial Officer

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